UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021 (June 7, 2021)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34295	38-3916511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIRI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 7, 2021, we issued a press release announcing the pricing of $2.0 billion aggregate principal amount of 4.000% Senior Notes due 2028 (the “Notes”), to be issued by our subsidiary, Sirius XM Radio Inc. (“SiriusXM”). This represents an increase of $500 million in aggregate principal amount of Notes offered. The offering is expected to close on June 21, 2021, subject to customary closing conditions.

SiriusXM intends to use the net proceeds from this offering to redeem all of its outstanding 3.875% Senior Notes due 2022 and to repay, in part, borrowings outstanding under its senior secured credit facility. Beginning August 1, 2021, the company may redeem the 3.875% Senior Notes due 2022 at a redemption price of 100.000% of the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the redemption date. Pending application of the offering proceeds to redeem the 3.875% Senior Notes due 2022, SiriusXM currently expects to use all of the net proceeds to repay borrowings outstanding under its senior secured credit facility.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended. The Notes may not be offered or sold within the United States or to U.S. persons, except to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A and to non-U.S. persons in offshore transactions in reliance on Regulation S. This announcement does not constitute an offer to sell or the solicitation of an offer to buy Notes in any jurisdiction in which such an offer or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index attached hereto is incorporated herein.

EXHIBITS

Exhibit	Description of Exhibit

99.1	Press Release dated June 7, 2021 relating to the pricing of the offering of the Notes

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly Executive Vice President, General Counsel and Secretary

Dated: June 7, 2021